OPPENHEIMER MAIN STREET INCOME & GROWTH FUND
                 Supplement dated April 20, 1998 to the
                    Prospectus dated December 8, 1997

The Prospectus is changed as follows:

1. The fourth and fifth sentences of the sub-section captioned "Who Manages the Fund" in "A Brief Overview of the Fund" on page 6 are revised as follows:

      Effective April 20, 1998, the Fund's portfolio managers are Charles Albers and Nikolaos Monoyios, who are employed by the Manager. They are the individuals primarily responsible for the selection of the Fund's securities.

2. The following sub-section is added at the end of the section captioned "Investment Objective and Policies" in "Investment Policies and Strategies" on page 15:

      o Year 2000 Risks. Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, the markets for securities in which the Fund invests could be detrimentally affected by computer failures beginning January 1, 2000. Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Fund and other investors. Data processing errors by corporate and government issuers of securities could result in production problems and economic uncertainties, and those issuers may incur substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Fund's investments and returns.

3. The following paragraph is added at the end of the section captioned, "The Manager and Its Affiliates" in "How the Fund is Managed" on page 21:

      The management services provided to the Fund by the Manager, and the services provided by the Distributor and the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on handling securities trades, pricing and account services. The Manager, the Distributor and Transfer Agent have been actively working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, because the services they provide depend on the interaction of their computer systems with the computer systems of brokers, information services and other parties, any failure on the part of the computer systems of those third parties to deal with the year 2000 may also have a negative effect on the services provided to the Fund.
                                                                  [over]

4. The sub-section captioned "Portfolio Manager" in "How the Fund is Managed-The Manager and Its Affiliates" on page 21 is revised as follows:

      Effective April 20, 1998, the Fund's portfolio managers are Charles Albers and Nikolaos Monoyios. Mr. Albers is the lead portfolio manager. They are the individuals principally responsible for the day-to-day management of the Fund's portfolio. Messrs. Albers and Monoyios are Vice Presidents of the Manager and of the Fund. Prior to joining the Manager, Messrs. Albers and Monoyios were portfolio managers at Guardian Investor Services (since 1972 and 1979, respectively), the investment management subsidiary of The Guardian life Insurance Company.

5. The fourth sub-paragraph in Waivers of the Class A Contingent Deferred Sales charge for Certain Redemptions on page 35 is revised as follows:

      |_| if, at the time of purchase of shares (if purchased during the period May, 1997 through December 31, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the share are redeemed within 12 months of purchase);

6. The following paragraph is added on page 41 directly below the paragraph titled, "Shareholder Transactions by Fax:"

OppenheimerFunds Internet Web Site. Information about the Fund, including your account balance, daily share prices, market and Fund portfolio information, may be obtained by visiting the OppenheimerFunds Internet Web Site at the following Internet address: http://www.oppenheimerfunds.com. Additionally, certain account transactions may be requested by any shareholder listed in the registration on an account as well as by the dealer representative of record, through a special section of that Web Site. To access that section of the Web Site you must first obtain a personal identification number ("PIN") by calling OppenheimerFunds PhoneLink at 1-800-533-3310. If you do not wish to have Internet account transactions capability for your account, please call our customer service representatives at 1- 800-525-7048. To find out more information about Internet transactions and procedures, please visit the Web Site.









April 20, 1998                                                PS0700.017